Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BitNile Metaverse, Inc. (the “Registrant”) on Form 10-K for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randy S. May, Principal Executive Officer, and I, Jay Puchir, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 14, 2023

	By:	/s/ Randy S. May
	Name:	Randy S. May
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: July 14, 2023

	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)